UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 16, 2007
USA Mobility, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51027	16-1694797

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6677 Richmond Highway, Alexandria, Virginia	22306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(866) 662-3049
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On May 16, 2007, USA Mobility, Inc. held a meeting for financial analysts and other investors in New York City. A replay of the presentation is available from 2:30 p.m. ET on May 16, 2007 until 11:59 p.m. on Wednesday, May 30, 2007. The replay number is 888-203-1112 (toll-free) or 719-457-0820 (toll). The pass code for the replay is 4172209. The full set of presentation charts displayed during the meeting is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
The information in this Item 7.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibit.
(a) Financial statements of business acquired:
Not applicable.
(b) Pro form financial information:
Not applicable.
(c) Exhibit:
Exhibit 99.1
Description of Exhibit — Investor Day presentation dated May 16, 2007 (furnished pursuant to Item 7.01; not “filed” for purposes of Section 18 of the Exchange Act)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Mobility, Inc.
May 18, 2007	By:	/s/ Thomas L. Schilling
		Name:	Thomas L. Schilling
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	USA Mobility, Inc. Investor Day presentation dated May 16, 2007